Kraton Performance Polymers, Inc. Second Quarter 2015 Earnings Conference Call July 30, 2015

Forward Looking Statement Disclaimer 2 This presentation includes forward-looking statements that reflect our plans, beliefs, expectations and current views with respect to, among other things, future events and financial performance. Forward-looking statements are often characterized by the use of words such as “outlook,” “believes,” “estimates,” “expects,” “projects,” “may,” “intends,” “plans” or “anticipates,” or by discussions of strategy, plans or intentions, including the matters described under the captions "On Track to Deliver $18 million in 2015 Cost Reductions" and “Selected 2015 Estimates.” All forward-looking statements in this presentation are made based on management's current expectations and estimates, which involve known and unknown risks, uncertainties and other important factors that could cause actual results to differ materially from those expressed in forward-looking statements. These risks and uncertainties are more fully described in our latest Annual Report on Form 10-K, including but not limited to “Part I, Item 1A. Risk Factors” and “Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” therein, and in our other filings with the Securities and Exchange Commission, and include, but are not limited to, risks related to: conditions in the global economy and capital markets; declines in raw material costs; our reliance on LyondellBasell Industries for the provision of significant operating and other services; the failure of our raw materials suppliers to perform their obligations under long- term supply agreements, or our inability to replace or renew these agreements when they expire; limitations in the availability of raw materials we need to produce our products in the amounts or at the prices necessary for us to effectively and profitably operate our business; competition from other producers of SBCs and from producers of products that can be substituted for our products; our ability to produce and commercialize technological innovations; our ability to protect our intellectual property, on which our business is substantially dependent; hazards inherent to the chemical manufacturing business; other risks, factors and uncertainties described in this presentation and our other reports and documents; and other factors of which we are currently unaware or deem immaterial. Readers are cautioned not to place undue reliance on our forward-looking statements. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update such information in light of new information or future events. Kraton Second Quarter 2015 Earnings Call

GAAP Disclaimer 3 This presentation includes the use of both GAAP and non-GAAP financial measures. The non-GAAP financial measures are EBITDA, Adjusted EBITDA, Adjusted Gross Profit and Adjusted Net Income attributable to Kraton (or earnings per share). Tables included in this presentation and our earnings release reconcile each of these non-GAAP financial measures with the most directly comparable GAAP financial measure. For additional information on the impact of the spread between the FIFO basis of accounting and estimated current replacement cost (“ECRC”), see Management’s Discussion and Analysis of Financial Condition and Results of Operations in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014.   We consider these non-GAAP financial measures to be important supplemental measures of our performance and believe they are frequently used by investors, securities analysts and other interested parties in the evaluation of our performance including period-to-period comparisons and/or that of other companies in our industry. Further, management uses these measures to evaluate operating performance, and our incentive compensation plan bases incentive compensation payments on our Adjusted EBITDA performance, along with other factors. These non-GAAP financial measures have limitations as analytical tools and in some cases can vary substantially from other measures of our performance. You should not consider them in isolation, or as a substitute for analysis of our results under GAAP in the United States. For EBITDA, these limitations include: EBITDA does not reflect the significant interest expense on our debt; EBITDA does not reflect the significant depreciation and amortization expense associated with our long-lived assets; EBITDA included herein should not be used for purposes of assessing compliance or non-compliance with financial covenants under our debt agreements. The calculation of EBITDA in our debt agreements includes adjustments, such as extraordinary, non-recurring or one-time charges, proforma cost savings, certain non-cash items, turnaround costs, and other items included in the definition of EBITDA in our debt agreements; and other companies in our industry may calculate EBITDA differently than we do, limiting its usefulness as a comparative measure. As an analytical tool, Adjusted EBITDA is subject to all the limitations applicable to EBITDA. We prepare Adjusted EBITDA by eliminating from EBITDA the impact of a number of items we do not consider indicative of our on-going performance, including the spread between FIFO and ECRC, but you should be aware that in the future we may incur expenses similar to the adjustments in this presentation. Our presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. In addition, due to volatility in raw material prices, Adjusted EBITDA may, and often does, vary substantially from EBITDA and other performance measures, including net income calculated in accordance with U.S. GAAP; and Adjusted EBITDA may, and often will, vary significantly from EBITDA calculations under the terms of our debt agreements and should not be used for assessing compliance or non-compliance with financial covenants under our debt agreements. Because of these and other limitations, EBITDA and Adjusted EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business. As a measure of our performance, Adjusted Gross Profit is limited because it often will vary substantially from gross profit calculated in accordance with U.S. GAAP due to volatility in raw material prices. Finally, we prepare Adjusted Net Income attributable to Kraton by eliminating from net income the impact of a number of items we do not consider indicative of our on-going performance, including the spread between FIFO and ECRC. Our presentation of non-GAAP financial measures and the adjustments made therein should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items, and in the future we may incur expenses or charges similar to the adjustments made in the presentation of our non-GAAP financial measures. Kraton Second Quarter 2015 Earnings Call

Second Quarter 2015 Highlights ▪ Sales volume of 76.2 kilotons, a decline of 2.2 kilotons compared to 78.4 kilotons in Q2 2014 ▪ Revenue of $255.9 million, down $67.9 million compared to Q2 2014 primarily due to changes in foreign currency and lower raw material costs ▪ Adjusted EBITDA of $25.1 million, down $13.4 million from $38.6 million in Q2 2014 ▪ Operational issues negatively impacted adjusted gross profit and adjusted EBITDA by $7.5 million ▪ Turnaround costs in Q2 2015 were $5.7 million higher than Q2 2014 ▪ Adjusted EPS of $0.02 per share compared to $0.33 per share in Q2 2014 ▪ Headwinds of $0.46 per share resulting from operational issues ($0.24 per share), higher turnaround costs ($0.18 per share), and changes in currency ($0.04 per share) ▪ Net cash provided by operating activities of $50.7 million compared to $2.0 million in Q2 2014 See the appendix for a reconciliation of GAAP to non-GAAP financial measures. Kraton Second Quarter 2015 Earnings Call 4

Medical 93% Industrial 7% CariflexTM 5 ▪ Sales volume increased 26.0%, largely driven by higher sales into surgical glove applications ▪ Excluding a $2.5 million negative effect from currency fluctuations, revenue growth of 22.0%, despite lower raw material costs ▪ Cariflex represents 13% of 6/30/2015 TTM revenue compared to 10% for the TTM period ended 6/30/2014 Revenue ($ millions) Q2'14 Q2'15 $29 $33 Kraton Second Quarter 2015 Earnings Call Revenue by Application 6/30/2015 TTM Revenue by Geography 6/30/2015 TTM Europe 9% Asia 89% North America 2% TTM June 2014 TTM June 2015 100% 100% Portfolio Composition Innovation & Differentiated

Specialty Polymers 6 ▪ Sales volume declined 12.7%, with gains in medical and industrial applications more than offset by lower volume into lubricant additive and, to a lesser extent, personal care applications ▪ Revenue decline reflects lower average selling prices associated with lower raw material costs and lower sales volume ▪ Currency movements adversely impacted revenue by $5.7 million Revenue ($ millions) Q2'14 Q2'15 $110 $85 Kraton Second Quarter 2015 Earnings Call Other 27% Lube Additives 16%Polymod 14%Personal Care 10% Medical 9% Adhesives & Coatings 7% Cable Gels 7% Industrial 6% Consumer 4% Revenue by Application 6/30/2015 TTM Asia 31% Europe 27% North America 41% South America 1% Revenue by Geography 6/30/2015 TTM TTM June 2014 TTM June 2015 27% 28% 73% 72% Portfolio Composition Standard Innovation & Differentiated

Asia 8% Europe 47% North America 36% South America 9% Paving 26% Roofing 18%Personal Care 20% Packaging & Industrial Adhesives 19% Other 10% Industrial 7% Performance Products 7 ▪ Sales volume essentially flat, with higher sales into roofing applications in Europe and North America and higher sales into paving applications in Asia more than offset by lower sales into paving applications in Europe ▪ Revenue decrease reflects lower average selling prices associated with lower raw material costs ▪ Currency movements adversely impacted revenue by $17.9 million Revenue by Application 6/30/2015 TTM Revenue ($ millions) Q2'14 Q2'15 $184 $138 TTM June 2014 TTM June 2015 64% 63% 36% 37% Revenue by Geography 6/30/2015 TTM Portfolio Composition Standard Innovation & Differentiated Kraton Second Quarter 2015 Earnings Call

Kraton Portfolio Overview 8 Revenue by Geography 6/30/2015 TTM Revenue by Product Group 6/30/2015 TTM Portfolio Composition TTM June 2014 TTM June 2015 46% 43% 54% 57% Cariflex 13% Specialty Polymers 33% Perf. Products 54% Standard Innovation & Differentiated Kraton Second Quarter 2015 Earnings Call Asia 27% Europe 35% North America 33% South America 5%

Second Quarter Revenue and Adjusted Gross Profit 9 ▪ 76.2 kilotons of sales volume in Q2 2015, down 2.2 kilotons from 78.4 kilotons in Q2 2014 ▪ Currency movements adversely impacted revenue by $26.1 million ▪ Revenue decrease also reflects the effect of lower raw material costs on average selling prices and lower sales volume ▪ Second quarter 2015 adjusted gross profit was $698 per ton and was negatively impacted by $221 per ton due to the following factors: ▪ Operational issues ($98 per ton) ▪ Turnaround costs ($75 per ton), and ▪ Currency ($48 per ton) See the appendix for a reconciliation of GAAP to non-GAAP financial measures. ($ in millions) Revenue Q2'14 Q2'15 $324 $256 Adjusted Gross Profit Q2'14 Q2'15 $68 $53 Kraton Second Quarter 2015 Earnings Call

Second Quarter Adjusted EBITDA and Adjusted EPS

($ in millions)



Adjusted EBITDA
$38.6
$(7.5)
$(5.7)
$(2.3)
$2.0
$25.1
Q2'14
Operational Issues
T/A
FX
All Other
Q2'15

- Operational issues have been resolved
- Turnaround activity largely due to Berre site turnaround, last performed in 2009
- Favorable business performance largely offset currency headwind



Adjusted EPS
$0.33
$0.02
Q2'14
Q2'15

- EPS impact from Q2'15 turnaround costs and operational issues of $0.42 per share
- Currency negatively impacted adjusted EPS by $0.04 per share

See the appendix for a reconciliation of GAAP to non-GAAP financial measures.

Kraton Second Quarter 2015 Earnings Call 10

Year-to-date Sales Volume and Adjusted EBITDA

($ in millions)



Sales Volume (kT)
153
151
H1'14
H1'15



Adjusted EBITDA
$76.1
$(7.5)
$(6.6)
$(4.7)
$17.1
$74.4
H1'14
Operational Issues
T/A
F/X
All Other
H1'15

- Operational issues reduced Q2'15 production and sales volume by 7 kilotons
- Excluding impact of operational issues, H1'15 pro-forma sales volume of 157.6 kilotons, up 3% compared to H1'14

- Overall business dynamics provided $17 million of EBITDA growth, which was offset by second quarter headwinds

See the appendix for a reconciliation of GAAP to non-GAAP financial measures.

Kraton Second Quarter 2015 Earnings Call 11

On Track To Deliver $18 Million In 2015 Cost Reductions 12 2015 Target Status Manufacturing cost reductions $12 million þ SAR cost reductions $6 million þ Total 2015 cost reduction target $18 million þ Approximately $6.5 million realized in 1H 2015 Kraton Second Quarter 2015 Earnings Call

Cash Flow and Other Financial Highlights 13 ▪ Operating cash flow exceeded Q2 2014 by $48.7 million ▪ $1.2 million used to repurchase 61,918 additional shares in Q2 2015 ▪ KRA ABL availability at June 30, 2015 of $168.2 million and KRA total liquidity (defined as ABL availability plus KRA cash) of $215.5 million ▪ Consolidated net debt to TTM Adjusted EBITDA of 2.3x at June 30, 2015 ▪ KFPC debt is 50% guaranteed by Kraton Polymers, LLC and 50% guaranteed by Formosa Petrochemical Corporation ($ in millions) Six Months Ended June 30, 2015 Kraton KFPC Consolidated Operating activities $ 48.0 $ (3.8) $ 44.2 Investing activities (29.2) (34.2) (63.4) Financing activities (13.7) 42.8 29.1 Foreign currency impact (3.6) 0.1 (3.5) Change in cash 1.5 4.9 6.4 Beginning cash 45.8 8.0 53.8 Ending cash 47.3 12.9 60.2 Debt 352.5 43.0 395.5 Net Debt $ 305.2 $ 30.1 $ 335.3 Kraton Second Quarter 2015 Earnings Call

Selected 2015 Estimates 14 ($ in millions) SG&A (non-GAAP) Excludes non-cash compensation costs and other items $87 R&D (non-GAAP) Excludes non-cash compensation costs and other items $31 Non-cash compensation expense $8 Depreciation and amortization $63 Turnaround costs Full-year 2014 full-year turnaround costs were $10 million. 2015 costs by quarter; Q1 - $1.8 million, Q2 - $7.0 million, Q3 - $1.6 million, Q4 - $0.7 million $11 Interest expense $25 Income tax expense $7 Full-year negative effect on Adjusted EBITDA due to currency $14 Full-year Adjusted Gross Profit per ton $900 - $925 Q3 2015 spread between FIFO and ECRC Minimal Capex Excludes KFPC capex of $130 - $140 million Excludes capitalized interest of $6 million $60 - $65 Non-cash compensation expense is excluded in determining Adjusted EBITDA and included in determining Adjusted EPS. See the appendix for a reconciliation of GAAP to non-GAAP financial measures. Kraton Second Quarter 2015 Earnings Call

Appendix July 30, 2015 15Kraton Second Quarter 2015 Earnings Call

Monomer Volatility ($ in millions, except per ton information) 16 Quarterly Difference Between Inventory Valuation at FIFO and at ECRC Adjusted Gross Profit per Ton Annual Difference Between Inventory Valuation at FIFO and at ECRC Kraton Second Quarter 2015 Earnings Call Q1'12 Q2'12 Q3'12 Q4’12 Q1’13 Q2’13 Q3’13 Q4’13 Q1'14 Q2'14 Q3'14 Q4’14 Q1’15 Q2’15 $792 $820 $1,010 $743 $772 $804 $860 $890 $890 $867 $803 $817 $1,075 $698 Q1'12 Q2'12 Q3'12 Q4’12 Q1’13 Q2’13 Q3’13 Q4’13 Q1'14 Q2'14 Q3'14 Q4’14 Q1’15 Q2’15 $3.4 $14.0 $(37.6) $(10.2) $(0.5) $(2.3) $(20.7) $(7.3) $4.0 $4.3 $(1.8) $(15.8) $(33.4) $(5.8) 2010 2011 2012 2013 2014 $12.1 $66.3 $(30.5) $(30.7) $(9.3)

Reconciliation of Gross Profit to Adjusted Gross Profit ($ in millions) 17 Q1'12 Q2'12 Q3'12 Q4’12 Q1’13 Q2’13 Q3’13 Q4’13 Q1'14 Q2'14 Q3'14 Q4’14 Q1’15 Q2’15 Gross Profit @ FIFO $ 75.5 $ 73.5 $ 42.8 $ 39.7 $ 59.9 $ 59.9 $ 47.5 $ 58.6 $ 57.1 $ 72.1 $ 63.8 $ 44.1 $ 46.6 $ 47.4 FIFO to ECRC (3.4) (14.0) 37.6 10.2 0.5 2.3 20.7 7.3 (4.0) (4.3) 1.8 15.8 33.4 5.8 Restructuring and other charges — 1.0 — — — — 0.1 0.1 0.5 0.1 — 0.1 — 0.1 Production downtime — — — — — — 3.5 — 12.4 — (1.0) (1.5) (0.2) (0.2) Impairment of spare parts inventory — — — — — — — — — — — 0.4 — — Storm related charges — 2.8 (0.3) — — — — — — — — — — — Property tax dispute 5.6 — — — — — — — — — — — — — Settlement loss (6.8) — — — — — — — — — — — — — Non-cash compensation expense — — — — — 0.1 0.1 0.1 0.2 0.2 0.1 0.1 0.2 0.1 Adjusted Gross Profit $ 71.0 $ 63.3 $ 80.1 $ 49.9 $ 60.4 $ 62.3 $ 71.8 $ 66.1 $ 66.2 $ 68.0 $ 64.8 $ 59.0 $ 80.0 $ 53.2 Sales Volume (Kilotons) 89.6 77.2 79.3 67.2 78.2 77.5 83.5 74.3 74.4 78.4 80.7 72.2 74.4 76.2 Adjusted Gross Profit per ton $ 792 $ 820 $ 1,010 $ 743 $ 772 $ 804 $ 860 $ 890 $ 890 $ 867 $ 803 $ 817 $ 1,075 $ 698 Columns may not foot due to rounding. Kraton Second Quarter 2015 Earnings Call

GAAP and Non-GAAP Statement of Operations – Q2 2015
($ in thousands, except per share amounts)

	Three Months Ended June 30, 2015			
	As Reported	Other Adjustments	FIFO TO ECRC Adjustment	Adjusted
Revenue	$ 255,908	$ —	$ —	$ 255,908
Cost of goods sold	208,472	119 (a)	(5,810)	202,781
Gross profit	47,436	(119)	5,810	53,127
Operating expenses:				
Research and development	7,801	—	—	7,801
Selling, general and administrative	23,622	(1,365) (b)	—	22,257
Depreciation and amortization	15,411	—	—	15,411
Total operating expenses	46,834	(1,365)	—	45,469
Earnings of unconsolidated joint venture	102	—	—	102
Interest expense, net	5,704	—	—	5,704
Income (loss) before income taxes	(5,000)	1,246	5,810	2,056
Income tax expense	993	144 (c)	328	1,465
Consolidated net income (loss)	(5,993)	1,102	5,482	591
Net loss attributable to noncontrolling	(429)	290 (d)	—	(139)
Net income (loss) attributable to Kraton	$ (5,564)	$ 812	$ 5,482	$ 730
Earnings (loss) per common share:				
Basic	$ (0.18)	$ 0.03	$ 0.17	$ 0.02
Diluted	$ (0.18)	$ 0.03	$ 0.17	$ 0.02
Weighted average common shares outstanding:				
Basic	30,772	30,772	30,772	30,772
Diluted	30,772	31,149	31,149	31,149

(a) $0.2 million reduction of costs related to additional insurance recoveries associated with the first quarter 2014 production downtime at our Belpre, Ohio, and Berre, France, facilities, partially offset by $0.1 million of restructuring and other charges.

(b) $0.1 million of restructuring and other charges, $0.5 million of transaction related costs, $0.1 million of production downtime costs and $0.7 million of KFPC startup costs.

(c) Tax effect of other adjustments.

(d) Portion of the adjustment associated with the KFPC startup costs which is attributed to the non-controlling interest.

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Kraton Second Quarter 2015 Earnings Call 18

GAAP and Non-GAAP Statement of Operations – Q2 2014 ($ in thousands, except per share amounts) 19 Three Months Ended June 30, 2014 As Reported Other Adjustments FIFO TO ECRC Adjustment Adjusted Revenue $ 323,767 $ — $ — $ 323,767 Cost of goods sold 251,687 (67) (a) 4,300 255,920 Gross profit 72,080 67 (4,300) 67,847 Operating expenses: Research and development 7,999 — — 7,999 Selling, general and administrative 28,280 (4,305) (b) — 23,975 Depreciation and amortization 16,669 — — 16,669 Total operating expenses 52,948 (4,305) — 48,643 Earnings of unconsolidated joint venture 127 — — 127 Interest expense, net 6,230 — — 6,230 Income before income taxes 13,029 4,372 (4,300) 13,101 Income tax expense 2,161 95 (c) (15) 2,241 Consolidated net income 10,868 4,277 (4,285) 10,860 Net loss attributable to noncontrolling interest (275) 180 (d) — (95) Net income attributable to Kraton $ 11,143 $ 4,097 $ (4,285) $ 10,955 Earnings per common share: Basic $ 0.34 $ 0.12 $ (0.13) $ 0.33 Diluted $ 0.33 $ 0.12 $ (0.12) $ 0.33 Weighted average common shares outstanding: Basic 32,268 32,268 32,268 32,268 Diluted 32,777 32,777 32,777 32,777 (a) $0.1 million of restructuring and other charges. (b) $3.8 million of transaction related costs, $0.4 million of KFPC startup costs, and $0.1 million of restructuring and other charges. (c) Tax effect of other adjustments. (d) Portion of the adjustment associated with the KFPC startup costs which is attributed to the non-controlling interest. Kraton Second Quarter 2015 Earnings Call

GAAP and Non-GAAP Statement of Operations – YTD 2015
($ in thousands, except per share amounts)

	Six Months Ended June 30, 2015			
	As Reported	Other Adjustments	FIFO TO ECRC Adjustment	Adjusted
Revenue	$ 517,337	$ —	$ —	$ 517,337
Cost of goods sold	423,340	247 (a)	(39,218)	384,369
Gross profit	93,997	(247)	39,218	132,968
Operating expenses:				
Research and development	15,748	—	—	15,748
Selling, general and administrative	50,571	(2,984) (b)	—	47,587
Depreciation and amortization	30,707	—	—	30,707
Total operating expenses	97,026	(2,984)	—	94,042
Earnings of unconsolidated joint venture	178	—	—	178
Interest expense, net	11,824	—	—	11,824
Income (loss) before income taxes	(14,675)	2,737	39,218	27,280
Income tax expense	1,059	253 (c)	1,313	2,625
Consolidated net income (loss)	(15,734)	2,484	37,905	24,655
Net loss attributable to noncontrolling interest	(714)	477 (d)	—	(237)
Net income (loss) attributable to Kraton	$ (15,020)	$ 2,007	$ 37,905	$ 24,892
Earnings (loss) per common share:				
Basic	$ (0.48)	$ 0.06	$ 1.21	$ 0.79
Diluted	$ (0.48)	$ 0.06	$ 1.20	$ 0.78
Weighted average common shares outstanding:				
Basic	30,919	30,919	30,919	30,919
Diluted	30,919	31,260	31,260	31,260

(a) $0.3 million reduction of costs related to additional insurance recoveries associated with the first quarter 2014 production downtime at our Belpre, Ohio, and Berre, France, facilities, partially offset by $0.1 million of restructuring and other charges.

(b) $0.9 million of transaction restructuring and other charges, $0.8 million of transaction related costs, $0.1 million of production downtime costs, and $1.2 million of KFPC startup costs.

(c) Tax effect of other adjustments.

(d) Portion of the adjustment associated with the KFPC startup costs which is attributed to the non-controlling interest.

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Kraton Second Quarter 2015 Earnings Call 20

GAAP and Non-GAAP Statement of Operations – YTD 2014
($ in thousands, except per share amounts)

	Six Months Ended June 30, 2014			
	As Reported	Other Adjustments	FIFO TO ECRC Adjustment	Adjusted
Revenue	$ 635,423	$ —	$ —	$ 635,423
Cost of goods sold	506,270	(12,971) (a)	8,324	501,623
Gross profit	129,153	12,971	(8,324)	133,800
Operating expenses:				
Research and development	16,296	—	—	16,296
Selling, general and administrative	62,498	(14,630) (b)	—	47,868
Depreciation and amortization	33,078	—	—	33,078
Total operating expenses	111,872	(14,630)	—	97,242
Earnings of unconsolidated joint venture	244	—	—	244
Interest expense, net	12,568	—	—	12,568
Income before income taxes	4,957	27,601	(8,324)	24,234
Income tax expense	2,283	273 (c)	(48)	2,508
Consolidated net income	2,674	27,328	(8,276)	21,726
Net loss attributable to noncontrolling interest	(560)	370 (d)	—	(190)
Net income attributable to Kraton	$ 3,234	$ 26,958	$ (8,276)	$ 21,916
Earnings per common share:				
Basic	$ 0.10	$ 0.82	$ (0.25)	$ 0.67
Diluted	$ 0.10	$ 0.81	$ (0.25)	$ 0.66
Weighted average common shares outstanding:				
Basic	32,215	32,215	32,215	32,215
Diluted	32,690	32,690	32,690	32,690

(a) $12.4 million of production downtime at our Belpre, Ohio, and Berre, France, facilities, and $0.6 million of restructuring and other charges.
(b) $13.0 million of transaction related costs, $0.9 million of KFPC startup costs, $0.6 million of production downtime at our Belpre, Ohio, and Berre, France, facilities, and $0.1 million of restructuring and other charges.
(c) Tax effect of other adjustments.
(d) Portion of the adjustment associated with the KFPC startup costs which is attributed to the non-controlling interest.

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Kraton Second Quarter 2015 Earnings Call 21

Reconciliation of Net Income and EPS to Adjusted Net Income and EPS

($ in thousands, except per share amounts)

	Three Months Ended June 30, 2015				Three Months Ended June 30, 2014			
	Income (Loss) Before Income Tax	Income Taxes	Noncontrolling Interest	Diluted EPS	Income Before Income Tax	Income Taxes	Noncontrolling Interest	Diluted EPS
GAAP Earnings (Loss)	$ (5,000)	$ 993	$ (429)	$ (0.18)	$ 13,029	$ 2,161	$ (275)	$ 0.33
Restructuring and other charges (a)	147	19	—	—	132	22	—	—
Transaction and acquisition related costs (b)	502	10	—	0.02	3,807	—	—	0.11
Production downtime (c)	(101)	(3)	—	—	—	—	—	—
KFPC startup costs (d)	698	118	290	0.01	433	73	180	0.01
Spread between FIFO and ECRC	5,810	328	—	0.17	(4,300)	(15)	—	(0.12)
Adjusted Earnings	$ 2,056	$ 1,465	$ (139)	$ 0.02	$ 13,101	$ 2,241	$ (95)	$ 0.33

	Six Months Ended June 30, 2015				Six Months Ended June 30, 2014			
	Income (Loss) Before Income Tax	Income Taxes	Noncontrolling Interest	Diluted EPS	Income Before Income Tax	Income Taxes	Noncontrolling Interest	Diluted EPS
GAAP Earnings (Loss)	$ (14,675)	$ 1,059	$ (714)	$ (0.48)	$ 4,957	$ 2,283	$ (560)	$ 0.1
Restructuring and other charges (a)	966	45	—	0.03	653	121	—	0.02
Transaction and acquisition related costs (b)	830	17	—	0.03	13,043	—	—	0.39
Production downtime (c)	(209)	(5)	—	(0.01)	13,013	—	—	0.39
KFPC startup costs (d)	1,150	196	477	0.01	892	152	370	0.01
Spread between FIFO and ECRC	39,218	1,313	—	1.2	(8,324)	(48)	—	(0.25)
Adjusted Earnings	$ 27,280	$ 2,625	$ (237)	$ 0.78	$ 24,234	$ 2,508	$ (190)	$ 0.66

(a) Severance expenses, professional fees and other restructuring related charges which are primarily recorded in selling, general and administrative expenses in 2015 and primarily in cost of goods sold in 2014.

(b) Charges related to the evaluation of acquisition transactions which are recorded in selling, general and administrative expenses. In 2014, primarily professional fees related to the terminated Combination Agreement with LCY.

(c) Weather-related production downtime at our Belpre, Ohio, facility and an operating disruption from a small fire at our Berre, France, facility. In 2014, $12.4 million is recorded in cost of goods sold and $0.6 million is recorded in selling, general and administrative expenses. In 2015, the reduction in costs is due to additional insurance recoveries related to the Belpre production downtime, which are recorded in cost of goods sold.

(d) Startup costs related to the joint venture company, KFPC, which are recorded in selling, general and administrative expenses.

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Giving Innovators Their Edge
Kraton Second Quarter 2015 Earnings Call 22

Reconciliation of Net Income to EBITDA and Adjusted EBITDA

($ in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,	
	2015	2014	2015	2014
Net income (loss) attributable to Kraton	$ (5,564)	$ 11,143	$ (15,020)	$ 3,234
Net loss attributable to noncontrolling interest	(429)	(275)	(714)	(560)
Consolidated net income (loss)	(5,993)	10,868	(15,734)	2,674
Add:				
Interest expense, net	5,704	6,230	11,824	12,568
Income tax expense	993	2,161	1,059	2,283
Depreciation and amortization	15,411	16,669	30,707	33,078
EBITDA	16,115	35,928	27,856	50,603
Add (deduct):				
Restructuring and other charges (a)	147	132	966	653
Transaction and acquisition related costs (b)	502	3,807	830	13,043
Production downtime (c)	(101)	—	(209)	13,013
KFPC startup costs (d)	698	433	1,150	892
Non-cash compensation expense (e)	1,960	2,580	4,569	6,194
Spread between FIFO and ECRC	5,810	(4,300)	39,218	(8,324)
Adjusted EBITDA	$ 25,131	$ 38,580	$ 74,380	$ 76,074

(a) Severance expenses, professional fees and other restructuring related charges which are primarily recorded in selling, general and administrative expenses in 2015 and primarily in cost of goods sold in 2014.

(b) Charges related to the evaluation of acquisition transactions which are recorded in selling, general and administrative expenses. In 2014, primarily professional fees related to the terminated Combination Agreement with LCY.

(c) Weather-related production downtime at our Belpre, Ohio, facility and an operating disruption from a small fire at our Berre, France, facility. In 2014, $12.4 million is recorded in cost of goods sold and $0.6 million is recorded in selling, general and administrative expenses. In 2015, the reduction in costs is due to additional insurance recoveries related to the Belpre production downtime, which are primarily recorded in cost of goods sold.

(d) Startup costs related to the joint venture company, KFPC, which are recorded in selling, general and administrative expenses.

(e) For the three months ended June 30, 2015 and 2014, respectively, $1.7 million and $2.2 million is recorded in selling, general and administrative expenses, $0.2 million and $0.2 million is recorded in research and development expenses, and $0.1 million and $0.2 million is recorded in cost of goods sold. For the six months ended June 30, 2015 and 2014, respectively, $3.9 million and $5.3 million is recorded in selling, general and administrative expenses, $0.4 million and $0.5 million is recorded in research and development expenses, and $0.3 million and $0.4 million is recorded in cost of goods sold.

Kraton Giving Innovators Their Edge

Kraton Second Quarter 2015 Earnings Call 23

Historical Revenue by Product Group ($ in thousands) 24 Q1 2013 Q2 2013 Q3 2013 Q4 2013 FY 2013 Performance Products $ 199,484 $ 194,951 $ 195,533 $ 172,971 $ 762,939 Specialty Polymers 113,287 110,073 102,940 85,709 412,009 Cariflex 27,029 29,244 28,231 31,499 116,003 Other 307 275 405 183 1,170 Total $ 340,107 $ 334,543 $ 327,109 $ 290,362 $1,292,121 Q1 2012 Q2 2012 Q3 2012 Q4 2012 FY 2012 Performance Products $ 245,636 $ 221,131 $ 210,624 $ 173,371 $ 850,762 Specialty Polymers 138,380 124,588 107,580 93,712 464,260 Cariflex 22,645 29,805 24,193 29,255 105,898 Other 1,652 232 238 80 2,202 Total $ 408,313 $ 375,756 $ 342,635 $ 296,418 $1,423,122 Q1 2014 Q2 2014 Q3 2014 Q4 2014 FY 2014 Performance Products $ 167,852 $ 183,974 $ 180,122 $ 146,982 $ 678,930 Specialty Polymers 108,346 110,463 98,742 94,884 412,435 Cariflex 35,363 29,242 39,959 34,032 138,596 Other 95 88 148 141 472 Total $ 311,656 $ 323,767 $ 318,971 $ 276,039 $1,230,433 Q1 2015 Q2 2015 YTD 2015 Performance Products $ 134,768 $ 138,134 $ 272,902 Specialty Polymers 91,674 84,580 176,254 Cariflex 34,837 33,188 68,025 Other 150 6 156 Total $ 261,429 $ 255,908 $ 517,337 Kraton Second Quarter 2015 Earnings Call

Kraton Performance Polymers, Inc. Second Quarter 2015 Earnings Conference Call July 30, 2015